UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2013.

Partners Fund
Small-Cap Fund
International Fund
Global Fund

June 30, 2013

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800)445-9469 or go to longleafpartners.com/ mutual_fund_documents/prospectus for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

© 2013 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Longleaf Partners Funds	¡	1

Letter To Our Shareholders

In spite of disappointing results during the second quarter, the Longleaf Partners, Small-Cap, and International Funds delivered strong absolute year-to-date results. Each Fund’s one year return far exceeded our absolute annual return goal of inflation plus 10%. Both the Small-Cap and International Funds outperformed their benchmark indices over the last twelve months, while the Partners Fund fell behind the S&P 500 slightly because of the recent quarter. The new Global Fund has lagged since it opened at the start of the year as we have worked to get the portfolio invested.

Cumulative Returns at June 30, 2013

	Since Inception	20 Year	Ten Year	Five Year	One Year	YTD	2Q
Partners Fund (Inception 4/8/87)	1436.10%	591.29%	74.24%	20.98%	19.37%	9.62%	-1.80%

S&P 500 Index	900.65	426.59	102.25	40.32	20.60	13.82	2.91

Small-Cap Fund (Inception 2/21/89)	1196.45	921.41	181.90	66.25	24.88	14.92	2.53

Russell 2000 Index	787.68	448.53	148.45	52.25	24.21	15.86	3.08

International Fund (Inception 10/26/98)	224.61	na	78.86	-0.42	27.26	6.13	-1.00

EAFE Index	80.27	na	109.41	-3.12	18.62	4.10	-0.98

Global Fund (Inception 12/27/12)	2.90	na	na	na	na	2.90	-0.96

MSCI World Index	8.61	na	na	na	na	8.43	0.65

Average Annual Returns at June 30, 2013

	Since Inception	20 Year	Ten Year	Five Year	One Year
Partners Fund (Inception 4/8/87)	10.98%	10.15%	5.71%	3.88%	19.37%

S&P 500 Index	9.17	8.66	7.30	7.01	20.60

Small-Cap Fund (Inception 2/21/89)	11.09	12.32	10.92	10.70	24.88

Russell 2000 Index	9.38	8.88	9.53	8.77	24.21

International Fund (Inception 10/26/98)	8.35	na	5.99	-0.08	27.26

EAFE Index	4.10	na	7.67	-0.63	18.62

Global Fund (Inception 12/27/12)	na	na	na	na	na

MSCI World Index	na	na	na	na	na

During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception.

See pages 10, 16, 22, and 30 for additional performance information.

2	¡	Semi-Annual Report 2013

Letter To Our Shareholders

Earnings yields still much more attractive than 10-year government bond yields.

The relative underperformance in the quarter came as much from what we did not own as from price moves in our names. The financial sector, specifically banks and life insurers whose leverage, inscrutable assets and derivatives, and commodity-like characteristics are too risky for our appetite, drove a large portion of return in U.S. and global indices as interest rates bumped up. Our cash position built during the first quarter with sales of businesses approaching our appraisals and dampened our performance relative to the rising indices over the last three months. Various individual holdings detracted from second quarter returns, and most of those were retreats from recent strong rallies. No common denominator impacted our primary performance detractors.

Any single quarter usually indicates little about our long-term results. Rarely in Southeastern’s 38 years have our 1, 5, and 10 year returns simultaneously lagged the benchmark, but currently the Partners Fund is in such a period. Longleaf International faced this same challenge within the last twelve months before its relative returns improved. While absolute returns are our primary focus, underperforming the market over these periods is disappointing and unacceptable, but not unprecedented. When we had a similarly tough stretch in 2000, the Partners and Small-Cap Funds fell behind their benchmarks for 1, 5, and 10 year periods by a much wider margin than today’s Partners Fund lag. Then and now, the combination of a few stock-specific challenges and an extreme market environment that rewarded a narrow segment of stocks caused our underperformance. In 2000, the high-flying growth and Internet stocks selling at nosebleed multiples propelled the market, while we owned high quality businesses that sold at attractive discounts because they were part of the “old economy.” A few troubled visible names also hurt our performance (Waste Management, Host Marriott, Safety-Kleen). During the last five years, higher yielding, stable “safe stocks” became overvalued and led the market in an environment plagued by fear and volatility. We own steeply discounted, more cyclical companies with high quality assets and/or entrenched competitive advantages. A few troubled, visible names have caused a large portion of our longer term underperformance both in the U.S. (Dell, Chesapeake, Level 3) and outside the U.S. (HRT). Within five years of the 2000 period, the Partners and Small-Cap Funds had dramatically outperformed their indices with 5 and 10 year numbers far higher than their benchmarks. Today, we believe our absolute and relative return opportunity for the next five and ten years is equally as bright across all four Longleaf Funds for several reasons.

First, equities should have a strong tailwind with earnings yields still much more attractive than 10-year government bond yields. We presented the following charts on the attractiveness of equities in mid-June of last year at the Morningstar conference. The essence of our presentation was that 1) investors would prefer 8-9% after-tax, growing free cash flow coupons from business ownership to the 1.6% taxable, fixed coupons from 10-year treasuries; 2) equities would significantly outperform fixed income; and 3) investors would lose money in intermediate to long-dated bonds. Since that time, spreads have narrowed, 10-year treasuries have fallen 5%, stock market gains have been over 20%, and the Longleaf Funds have delivered strong absolute and relative results, despite the weak second quarter.

Cumulative Returns (6/15/12 to 6/30/13)

Partners Fund	24.93%

S&P 500	22.42

Small-Cap Fund	32.30

Russell 2000	28.69

International Fund	35.13

EAFE	22.87

Longleaf Partners Funds	¡	3

Return on Ownership vs. Return on Lending

Sources:  Treasury yields – Federal Reserve; S&P yields – Bloomberg LP and Sanford C. Bernstein & Co. LLC earnings estimates; Treasury returns – Aswath Damodaran and Citigroup 10-year Treasury Benchmark (since 12/31/11); S&P returns – Ibbotson Associates Inc. and FactSet Research Systems Inc. (since 12/31/11).

Note:  S&P forward earnings yield calculated using the next year’s actual earnings/year-end price. 12/31/12 yield uses 2013 actual and estimated earnings, and 6/30/13 yield uses blended 2013-14 estimated earnings.

4	¡	Semi-Annual Report 2013

Letter To Our Shareholders

Second, those qualities that guided our successful historic results and attracted you to Southeastern and Longleaf remain firmly in place. A disciplined, long-term, concentrated partnership approach has defined our firm since 1975. Our core investment criteria remain good business, good people, and good price, and our research-intensive, team-driven process is intact. The leadership team who created our successful multi-decade record remains fully engaged and committed. Few firms can boast a consistent culture and stable management for almost four decades. Even fewer are as aligned with clients given our unique ethics policy mandating that, unless granted an exception, all of our public equity money be invested in the Longleaf Partners Funds.

Our third reason for confidence is that the quality and accuracy of our research continues to improve. We have gained knowledge, experience, and an expanded network of contacts over the last 38 years, and, more importantly, we have addressed where our investment execution has fallen short. Since Southeastern’s inception, we have focused on Ben Graham’s imperative that every investment should qualify quantitatively and qualitatively. We believe few investment organizations have more thorough quantitative appraisal methodologies, more extensive comparable transaction data bases of business sales, mergers, buyouts, and liquidations, or more significant “margin of safety” requirements for value over price. However, any appraisal incorporates critically important qualitative assumptions about a company’s future competitive position and management’s ability to effectively operate and wisely allocate capital for prudent building of intrinsic value per share. When we have assessed these mandatory qualitative factors well, we have had huge investment success as with DIRECTV, Disney, Yum! Brands, Texas Industries, Dillard’s, Philips, and Fairfax, which have been among our strongest performers over the last decade. Where we have been wrong on our qualitative inputs, our returns have suffered, as with Dell, Chesapeake, Level 3, and HRT. To further improve our investment execution and results, we will be laser focused on whether a company’s competitive advantages are strengthening; management is operating effectively; and the board and CEO are wisely deploying the business’ financial resources. If an investee falls short on any of these critical necessities, we will move with alacrity to rectify the shortcoming or exit the investment.

As with all of our investments, the companies we highlighted as disappointments initially met our quantitative hurdles, had competitive advantages versus peers, and were led by CEOs with histories of building value for shareholders. What separated the winners from the losers over time was not the quantitative, but rather management’s ability to overcome challenges and generate value growth over time. As we analyze what has worked and what has not, we have enhanced our process in various ways to emphasize the qualitative and more quickly identify shortcomings in our cases and management teams. We have taken an even more skeptical view of managements without ownership and/or heavily aligned incentives (particularly in Japan), companies with substantial debt/enterprise value (limited flexibility in adversity even with great assets), and asset-rich businesses that produce little cash flow (too reliant on things going right). The team tracks monthly values to emphasize value growth in addition to the P/V discount. Analysts present a formal reassessment of at least one existing holding at every weekly research meeting. We have broadened the devil’s advocate role to identify risks to what we currently own as well as to new ideas. We will not add to a position when value is declining or a case is uncertain, barring unique circumstances. We will avoid being seduced by more attractive P/Vs if generated by lower prices without higher values. As indicated by our recent actions to improve governance at Chesapeake, Level 3, and HRT, and to fight the Dell buyout, we are holding CEOs and boards more accountable for doing what they promise and delivering what we expect in a timely manner. We believe in a long-term time horizon for stock returns – we are less patient about value growth. We will exit more quickly - as we did

Longleaf Partners Funds	¡	5

within a few quarters at Republic Services, Leucadia, Vivendi, and Anglo American last year - when competitive advantages or values appear at risk and we do not believe becoming more active would yield results.

The fourth and most important determinant of our future returns will be the investments we own. Most of our holdings and CEO partners remain low profile because they deliver results over time. Our portfolios contain a collection of high-return franchises, at attractive multiples of free cash flows and/or deep discounts to asset values, with capable partners at the helm. In addition to the aforementioned proven winners that we own, the Longleaf Funds’ investments include companies that meet our qualitative hurdles such as the number one global insurance broker, the world’s dominant logistics and package delivery business, a top provider of corporate financial services, market-leading snack and coffee brands, several cement and aggregates leaders, top-performing non-life insurance underwriters, the strongest set of ski resort properties in the U.S., premier global engineering and construction firms, one of the world’s largest agricultural equipment manufacturers, and the most successful Asian gaming companies. Most of our corporate partners are properly aligned and are growing value per share as they successfully manage in a slow-growth environment and reinvest capital at attractive rates of return. Where results are not meeting expectations, we are engaged with management to evaluate their action plan and whether the case still meets our investment criteria. At the companies where we have successfully sought changes, we believe that new leadership has the skills to increase returns on capital and free cash flow from the best-in-class assets they oversee. They have the owner-orientation to build intrinsic value. Both Southeastern and their boards will hold these leaders accountable.

Our investments should succeed if we buy businesses that, in addition to having a margin of safety in the price, also have competitive positions that will be stronger three years out and have leadership with the ability and commitment to prudently grow value per share. We are on track to deliver strong absolute results this year and are highly confident that our disciplines and current investments will post future relative returns that meet your and our long-term expectations.

Sincerely,

O. Mason Hawkins, CFA

Chairman & Chief Executive Officer

Southeastern Asset Management, Inc.

G. Staley Cates, CFA

President & Chief Investment Officer

Southeastern Asset Management, Inc.

August 9, 2013

The most important determinant of our future returns will be the investments we own.

6	¡	Semi-Annual Report 2013	Partners Fund

Partners Fund Management Discussion

Longleaf Partners Fund’s 1.8% decline in the second quarter brought the year-to-date (YTD) return to 9.6%, well above our annual absolute goal of inflation plus 10%. The S&P 500 rose 2.9% in the quarter and has appreciated 13.8% for the YTD. The second quarter shortfall caused the Fund’s one year return to dip below the Index, but at 19.4%, the Partners Fund far exceeded the 11.8% goal of inflation plus 10% for the last twelve months. For longer periods of 15+ years, performance has consistently beaten the benchmark.

Cumulative Returns at June 30, 2013

	Since Inception	25 Year	20 Year	15 Year	Ten Year	One Year	YTD	2Q
Partners Fund (Inception 4/8/87)	1436.10%	1350.48%	591.29%	142.67%	74.24%	19.37%	9.62%	-1.80%

S&P 500	900.65	923.41	426.59	86.46	102.25	20.60	13.82	2.91

See page 10 for additional performance information.

Three holdings have been among the largest positive contributors for both the quarter and the first half. DIRECTV (DTV) advanced 9% over the last three months and has risen 23% YTD. We have owned DTV for over eight years as its value has grown along with its price. CEO Mike White is one of our “all-star” partners. He and his team have grown ARPU (average revenue per user) for the company’s 20 million U.S. satellite subscribers even as the industry has matured. Management has also made high-return investments in Latin America where subscribers have grown rapidly, making this geographic segment almost half of our DTV appraisal. Management consistently has returned capital to owners through repurchasing undervalued shares, including $1.4 billion in the second quarter.

Berkshire Hathaway (BRK), which we purchased for the second time in our history in 2012, rose 7% in the quarter and has advanced 25% YTD. The price rose earlier this year when BRK announced its joint acquisition of Heinz with 3G Capital. During the recent quarter, the company’s various operating businesses reported solid results. In insurance, GEICO profitably grew at faster rates than its peers, and a lack of catastrophes benefitted reinsurance. In the rail segment, BNSF increased units and price with particularly strong transportation of petroleum and consumer products. The company’s utilities had rate increases and higher natural gas volumes due to a colder winter. Additionally, BRK announced the acquisition of NV Energy, a Nevada utility.

Aon also performed well in the quarter and first half, adding 5% and 16% respectively. As the world’s largest insurance broker, the Risk Solutions group grows with global economic recovery as insurance pricing and risk coverage increase. In addition, fiduciary income should rise as interest rates move up. CEO Greg Case and his team continue to improve the Human Resources segment, which has been hampered by various issues including European weakness. By repurchasing $300 million in shares at discounts to our appraisal, management built value per share over the period.

Over the last six months, our Dell position remained a top contributor with the underlying stock appreciating 33%. In the recent quarter, the stock was a detractor, declining 6% as uncertainty increased over the outcome of the proposed management buyout. We continued to work with Carl Icahn to propose a better alternative for shareholders. Given his structure, flexibility, and capital, Icahn was in the best position to lead the development of an outcome that provided an attractive payout but allowed shareholders to remain owners and benefit from the company’s transformation. We sold approximately half of our Dell shares to Icahn to enable him to construct a compelling alternative. Subsequent to quarter-end, the Dell Board has extended the vote on the

Partners Fund	Longleaf Partners Funds	¡	7

buyout offer three times as it became obvious that shareholders would not approve the deal. Prior to the third postponement, Michael Dell and Silver Lake increased their offer to $13.75 and included a special dividend of 13 cents plus the normal third quarter 8 cent dividend. Southeastern continues to oppose the offer and will work with Icahn Enterprises to ensure that Dell has the right leadership who will focus the company on its profitable and growing enterprise business while allowing long-term shareholders to participate in its long-term success.

Our participation in overhauling the Chesapeake (CHK) board last year is paying off. The stock has gained 23% YTD and is the Fund’s largest holding. During the second quarter, Doug Lawler, who was formerly a Senior Vice President and on the Executive Committee at Anadarko Petroleum, became CEO of CHK. His compensation aligns his interests with shareholders. He is committed to increasing oil production, lowering operating costs, and reducing debt to extract value from CHK’s strong set of assets.

The Fund’s largest detractor in the quarter was Consol Energy (CNX), which fell 19% as lower coal prices and regulatory uncertainty punished all coal producers. The weak quarter also made CNX the largest performance detractor for the YTD with a 15% decline. Slowing Chinese demand has reverberated into worldwide price compression in met coal, which is used to make steel and is less than 15% of our CNX appraisal. Thermal coal used for power generation comprises much more of CNX’s output and value. Less than 5% of the thermal coal CNX sold in 2012 went to power plants that are at risk of shutting down in the near term based on regulatory actions. Importantly, half of Consol’s value is tied to its natural gas assets in the Utica and Marcellus shale plays, which arguably benefit if coal faces increased environmental regulation. The company also owns a port in Baltimore.

Our relative underperformance in the quarter and YTD was driven more by what we did not own than by holdings that declined. Financial stocks, specifically banks and life insurers, generated much of the S&P 500’s return as rising interest rates improved their profit outlook. We do not typically own commercial and investment banks or life insurers. They rarely meet our “good business” requirement given their heavily leveraged balance sheets, inscrutable assets and derivatives, and commodity-like characteristics. We do own a number of businesses that should benefit from interest rates returning to more normal levels, but the impact on their profits will be less magnified because they do not have the same degree of underlying leverage.

During the quarter, we bought Cheung Kong, a multi-national conglomerate that we have owned in global and international portfolios. Chairman and CEO Li Ka-Shing owns 42% of the company and increased his stake during the quarter. He has been characterized as the Warren Buffett of Asia due to his successful history of acquiring disparate discounted businesses to build long-term value for shareholders. The stock declined and met our undervaluation criteria because of worries over Chinese and Hong Kong real estate prices, particularly with government efforts to cool property markets with new taxes and regulations. Cheung Kong has an extremely low cost basis in its real estate, and only a small portion of the value comes from its undeveloped land bank. Cheung Kong owns developed real estate, ports, health and beauty retailers, energy and infrastructure assets, and telecommunications businesses around the world. The company sells for an 8x P/E, trades well below book value, has a 3% dividend yield, and is priced at a significant discount to our appraisal of its various pieces.

Toward the end of the second quarter, we repurchased a small position in Cemex convertible bonds, which we sold earlier in the year after tightening spreads and a rising equity price pushed the price to our appraisal. More recently, the converts became attractive when investors broadly fled emerging markets, the peso weakened, and the Mexican government paused infrastructure spending. Longer term, we believe Mexico public improvements will increase, and Cemex also will benefit from recovery in the U.S.

We own proven franchises and industry leaders with growing values.

8	¡	Semi-Annual Report 2013	Partners Fund

Partners Fund Management Discussion

During the period, we added to Murphy Oil. In addition to Dell, we trimmed other names that had appreciated to higher P/Vs including Vulcan, Travelers, Aon, and DIRECTV.

We believe the Partners Fund will deliver strong results over the next three years. The P/V is in the low-70s%, providing a comfortable margin of safety and attractive upside. We own proven franchises and industry leaders with growing values. Our management partners are capable operators and capital allocators. Our conservative appraisals have modest assumptions and use discount rates of 9-10% in a world of much lower interest rates. While few names currently meet our requisite discount for purchase, we have 11% in available cash to deploy as opportunities emerge either via market dislocations or company-specific disappointments. Our capital is on the line, and we believe we have a good foundation in place to both meet our absolute compounding goal and deliver strong long-term relative returns.

10	¡	Semi-Annual Report 2013	Partners Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2013

	Since Inception 4/8/87	20 Year	Ten Year	Five Year	One Year	YTD
Partners Fund	10.98%	10.15%	5.71%	3.88%	19.37%	9.62%

S&P 500 Index	9.17	8.66	7.30	7.01	20.60	13.82

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the S&P 500 Index is shown with all dividends and distributions reinvested. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The annualized expense ratio for the Longleaf Partners Fund is 0.92%. The risks associated with an investment in the Longleaf Partners Fund are detailed in the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, and derivatives risk. Funds Distributed by: Rafferty Capital Markets, LLC.

Partners Fund	Longleaf Partners Funds	¡	11

Portfolio Summary

Portfolio Holdings at June 30, 2013

		Net Assets
Investments		88.9%

Chesapeake Energy Corporation (Common, Convertible Preferred)	8.6

Loews Corporation	8.0

FedEx Corporation	6.5

Koninklijke Philips N.V.	5.8

DIRECTV	5.7

The Bank of New York Mellon Corporation	5.2

Cheung Kong Holdings Limited	5.2

The Travelers Companies, Inc.	4.9

Aon plc	4.9

Dell Inc.	4.8

CONSOL Energy Inc.	4.4

Mondelez International, Inc.	4.4

Abbott Laboratories	4.4

Berkshire Hathaway Inc.	4.3

Level 3 Communications, Inc.	4.1

Murphy Oil Corporation	4.1

Vulcan Materials Company	3.1

Cemex S.A.B. de C.V. (Convertible Bonds)	0.5

Cash, other assets and liabilities, net		11.1

		100.0%

Portfolio Changes

January 1, 2013 Through

June 30, 2013

New Holdings	Quarter
Cheung Kong Holdings Limited	2Q

Murphy Oil Corporation	1Q

Eliminations
Franklin Resources, Inc.	1Q

The Walt Disney Company	1Q

12	¡	Semi-Annual Report 2013	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	5,094,606	$502,226,260	6.5%

Capital Markets
The Bank of New York Mellon Corporation	14,258,600	399,953,730	5.2

Computers & Peripherals
Dell Inc.	27,939,000	372,985,650	4.8

Construction Materials
Vulcan Materials Company(b)	4,897,722	237,098,722	3.1

Diversified Telecommunication Services
Level 3 Communications, Inc.*(b)	15,026,565	316,759,990	4.1

Food Products
Mondelez International, Inc.	11,947,000	340,847,910	4.4

Industrial Conglomerates
Koninklijke Philips N.V. (Foreign)	13,590,360	370,512,704	4.8
Koninklijke Philips N.V. ADR (Foreign)	2,686,500	73,045,935	1.0

		443,558,639	5.8

Insurance
Aon plc (Foreign)	5,900,900	379,722,915	4.9
Berkshire Hathaway Inc. – Class B*	2,926,000	327,477,920	4.3
Loews Corporation	13,853,000	615,073,200	8.0
The Travelers Companies, Inc.	4,765,800	380,882,736	4.9

		1,703,156,771	22.1

Media
DIRECTV*	7,118,744	438,657,005	5.7

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	27,410,576	558,627,539	7.2
CONSOL Energy Inc.(b)	12,583,000	340,999,300	4.4
Murphy Oil Corporation	5,178,829	315,338,898	4.1

		1,214,965,737	15.7

Pharmaceuticals
Abbott Laboratories	9,696,076	338,199,131	4.4

Real Estate Management & Development
Cheung Kong Holdings Limited (Foreign)	29,439,900	399,311,180	5.2

Total Common Stocks (Cost $5,914,547,299)		6,707,720,725	87.0

Preferred Stock
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75%	56,500	58,562,250	0.8
Chesapeake Energy Corporation Convertible Preferred Stock – Series A 5.75%	45,480	46,759,125	0.6

Total Preferred Stocks (Cost $83,894,895)		105,321,375	1.4

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	13

continued

Corporate Bonds

	Principal Amount	Market Value	% of Net Assets
Construction Materials
Cemex S.A.B. de C.V. 3.75% Convertible Subordinated Notes due 3/15/18 (Foreign) (Cost $38,915,251)	34,000,000	$41,968,750	0.5%

Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due 7/1/13, Repurchase price $617,791,515 (Collateral: $663,705,000 U.S. Treasury Notes & Bonds, 2.32% – 3.53% due 5/15/22 to 5/15/43, Value $630,147,582)	617,791,000	617,791,000	8.0
U.S. Treasury Bill, 0.02% due 9/19/13	250,000,000	249,983,250	3.3

Total Short-Term Obligations (Cost $867,771,556)		867,774,250	11.3

Total Investments (Cost $6,905,129,001)(a)		7,722,785,100	100.2
Other Assets and Liabilities, Net		(11,809,315)	(0.2)
Net Assets		$7,710,975,785	100.0%
Net asset value per share		$28.93

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $6,909,990,762. Net unrealized appreciation of $817,656,099 consists of unrealized appreciation and depreciation of $1,389,566,629 and $(571,910,530), respectively.

(b)	Affliated issuer during the period. See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 16% of net assets.

See Notes to Financial Statements

14	¡	Semi-Annual Report 2013	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund produced a gain of 2.5% for the second quarter but lagged its benchmark, the Russell 2000 Index, which returned 3.1%. Year-to-date (YTD), the Fund returned 14.9%, versus the Index’s 15.9%. The Fund outperformed the Russell 2000 for all longer time periods.

Cumulative Returns at June 30, 2013

	Since Inception	20 Year	Ten Year	Five year	One Year	YTD	2Q
Small-Cap (Inception 2/21/89)	1196.45%	921.41%	181.90%	66.25%	24.88%	14.92%	2.53%

Russell 2000 Index	787.68	448.53	148.45	52.25	24.21	15.86	3.08

See page 16 for additional performance information.

Saks, which we purchased in the market decline in 2011, gained 19% for the second quarter and 30% for the first half of the year, making it the largest contributor in the quarter and the second largest YTD. Although the luxury retailer’s high-end shoppers are sensitive to large stock market downswings, they are less vulnerable to the challenges of high unemployment and slower economic growth that affect most consumers. During the second quarter, Saks’ price rose sharply on news that the company had hired Goldman Sachs to explore strategic alternatives, including a sale of the company. In addition, investment in store renovation and the online retail business began to show positive results.

The Fund’s largest holding, Texas Industries, continued to add meaningfully to performance and is the largest contributor YTD with its 28% gain. The Dallas-based cement and aggregates company has had large volume growth and improved pricing in Texas, with demand exceeding capacity in some local markets. As we mentioned in the first quarter, the company is bringing additional capacity on line to capture the incremental demand and has additional upside potential when a recovery in California generates additional earnings.

The Fund’s position in Quicksilver declined 19% for the second quarter and 33% for the first six months of the year, making it the largest detractor for both periods. The oil and gas exploration company had positive news that it closed on an agreement to sell 25% of its Barnett Shale assets to Tokyo Gas at a price that is in line with our appraisal. Several challenges, however, weighed on the stock, including failing to refinance all of the company’s debt and persistently weak natural gas liquids prices.

We sold two positions. Madison Square Garden’s share price approached our appraisal, helping to make it a large contributor year-to-date. We made 114% on the investment during the two years that we held it. The company’s multi-year arena renovation has been successful, and the increased value of the television rights for the Knicks and Rangers became clearer.

We also sold Lamar Advertising as it reached our appraisal. We bought Lamar in 2011 at an average cost of $26, trimmed the position as it grew, and fully sold it in the second quarter at an average price of $48 per share. Lamar’s strong outdoor advertising positions in its markets helped revenue growth as the economy recovered. Management’s effective cost control and decision to explore converting to a REIT also caused the stock’s move to value.

Strength in the small capitalization segment of the market over the past several quarters has resulted in a dearth of on-deck companies that meet our discount requirements. Consequently, the Fund’s P/V finished the second quarter in the mid-80s%. Following portfolio sales and trims, cash climbed to 40%, reminiscent of levels reached briefly in 2005 and 1997, and caused the Fund’s relative underperformance in the quarter. To the extent that our investment partners have spending or rebalancing needs, we believe this an opportune time to use the Small-Cap Fund as a

Small-Cap Fund	Longleaf Partners Funds	¡	15

source of funds. We are confident that over time we will identify businesses that meet our criteria, either through general market volatility or individual company opportunities. In the meantime, our management partners are taking action to build corporate values and gain value recognition.

16	¡	Semi-Annual Report 2013	Small-Cap Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2013

	Since Inception 2/21/89	20 Year	Ten Year	Five Year	One Year	YTD
Small-Cap Fund	11.09%	12.32%	10.92%	10.70%	24.88%	14.92%

Russell 2000 Index	9.38	8.88	9.53	8.77	24.21	15.86

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The annualized expense ratio for the Longleaf Partners Small-Cap Fund is 0.91%. The risks associated with an investment in the Longleaf Partners Small-Cap Fund are detailed in the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, small-cap risk, and derivatives risk. Funds Distributed by: Rafferty Capital Markets, LLC.

Small-Cap Fund	Longleaf Partners Funds	¡	17

Portfolio Summary

Portfolio Holdings at June 30, 2013

		Net Assets
Investments		59.6%

Texas Industries, Inc.	12.3

The Washington Post Company	5.2

Vail Resorts, Inc.	5.1

Everest Re Group, Ltd.	4.6

Fairfax Financial Holdings Limited	4.5

The Wendy’s Company	4.1

tw telecom inc.	3.8

Scripps Networks Interactive, Inc.	3.4

Level 3 Communications, Inc.	3.4

Saks Incorporated (Common, Convertible Bonds)	3.3

Legg Mason, Inc.	2.8

DineEquity, Inc.	2.3

Tribune Company	1.4

Quicksilver Resources Inc. (Common, Bonds)	1.3

Service Corporation International	1.1

Martin Marietta Materials, Inc.	1.0

Cash, other assets and liabilities, net		40.4

		100.0%

Portfolio Changes

January 1, 2013 Through

June 30, 2013

New Holdings
none

Eliminations
Lamar Advertising Company	2Q

The Madison Square Garden Company	2Q

Potlatch Corporation	1Q

Willis Group Holdings Public Limited Company	1Q

18	¡	Semi-Annual Report 2013	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets
Capital Markets
Legg Mason, Inc.	3,664,021	$113,621,291	2.8%

Construction Materials
Martin Marietta Materials, Inc.	386,952	38,083,816	1.0
Texas Industries, Inc.*(b)	7,510,757	489,250,711	12.3

		527,334,527	13.3

Diversified Consumer Services
Service Corporation International(b)	2,499,321	45,062,758	1.1

Diversified Telecommunication Services
Level 3 Communications, Inc.*	6,358,000	134,026,640	3.4
tw telecom inc.*	5,382,000	151,449,480	3.8

		285,476,120	7.2

Hotels, Restaurants & Leisure
DineEquity, Inc.(b)	1,308,254	90,099,453	2.3
Vail Resorts, Inc.(b)	3,317,000	204,061,840	5.1
The Wendy’s Company(b)	27,967,000	163,047,610	4.1

		457,208,903	11.5

Insurance
Everest Re Group, Ltd. (Foreign)	1,449,600	185,925,696	4.6
Fairfax Financial Holdings Limited (Foreign)	458,700	180,378,966	4.5

		366,304,662	9.1

Media
Scripps Networks Interactive, Inc. – Class A	2,052,600	137,031,576	3.4
Tribune Company – Class A*(c)	1,010,513	57,498,190	1.4
The Washington Post Company – Class B(b)	428,000	207,053,560	5.2

		401,583,326	10.0

Multiline Retail
Saks Incorporated*(b)	6,987,442	95,308,709	2.4

Oil, Gas & Consumable Fuels
Quicksilver Resources Inc.*(b)	22,680,692	38,103,562	1.0

Total Common Stocks (Cost $1,838,568,102)		2,330,003,858	58.4

Corporate Bonds

	Principal Amount
Multiline Retail
Saks Incorporated 7.5% Convertible Notes due 12/1/13(b)	14,051,000	34,591,806	0.9

Oil, Gas & Consumable Fuels
Quicksilver Resources Inc., 7.125% Senior Notes due 4/1/16(b)	14,562,000	12,887,370	0.3

Total Corporate Bonds (Cost $38,887,758)		47,479,176	1.2

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds	¡	19

continued

Short-Term Obligations

	Principal Amount	Market Value	Net Assets
Repurchase Agreement with State Street Bank, 0.01% due 7/1/13, Repurchase price $184,642,154 (Collateral: $191,350,000 U.S. Treasury Notes 1.04% – 2.27% due 5/31/17 to 2/15/22, Value $188,338,587)	184,642,000	$184,642,000	4.7%
U.S. Treasury Bills, 0.00% – 0.02% due 7/11/13 to 9/12/13	1,420,000,000	1,419,968,490	35.6

Total Short-Term Obligations (Cost $1,604,588,476)		1,604,610,490	40.3

Total Investments (Cost $3,482,044,336)(a)		3,982,093,524	99.9
Other Assets and Liabilities, Net		3,928,364	0.1
Net Assets		$3,986,021,888	100.0%
Net asset value per share		$33.19

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $3,483,963,037. Net unrealized appreciation of $500,049,188 consists of unrealized appreciation and depreciation of $803,514,954 and $(303,465,766), respectively.

(b)	Affliated issuer during the period. See Note 7.

(c)	A portion classified as illiquid. See Note 8.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 9% of net assets.

See Notes to Financial Statements

20	¡	Semi-Annual Report 2013	International Fund

International Fund Management Discussion

Longleaf Partners International Fund declined 1.0% in the quarter, in line with the EAFE Index’s -1.0% return. The Fund’s year-to-date (YTD), one and five year results outpaced the Index. Since inception, Longleaf International more than doubled EAFE’s return. For the last twelve months the Fund has also outpaced our annual absolute goal of inflation plus 10%.

Cumulative Returns at June 30, 2013

	Since Inception	Five Year	One Year	YTD	2Q
International Fund (Inception 10/26/98)	224.61%	-0.42%	27.26%	6.13%	-1.00%

EAFE Index	80.27	-3.12	18.62	4.10	-0.98

See page 22 for additional performance information.

Macau gaming company Melco International was the top contributor to performance in the second quarter and for the first half, returning 10% and 50% respectively. Melco had strong visitor growth and increased margins in its Macau casinos as the more profitable mass market continued to outgrow VIP guests. The company completed the successful IPO of its Philippines business in the quarter. We trimmed the position as price appreciated, but the stock remains well below our appraisal.

While our Dell options detracted from second quarter performance, the position remained a top contributor for the first half, with the underlying stock appreciating 33%. In the recent quarter, the stock fell as uncertainty increased over the outcome of the proposed management buyout. We continued to work with Carl Icahn to propose a better alternative for shareholders. Given his structure, flexibility, and capital, Icahn was in the best position to lead the development of an outcome that provided an attractive payout but allowed shareholders to remain owners and benefit from the company’s transformation. Subsequent to quarter-end, the Dell Board has extended the vote on the buyout offer three times as it became obvious that shareholders would not approve the deal. Prior to the third postponement, Michael Dell and Silver Lake increased their offer to $13.75 and included a special dividend of 13 cents plus the normal third quarter 8 cent dividend. Southeastern continues to oppose the offer and will work with Icahn Enterprises to ensure that Dell has the right leadership who will focus the company on its profitable and growing enterprise business while allowing long-term shareholders to participate in its long-term success.

Global cement company Cemex added to results as our convertible bonds returned 22% in the first half. Toward the end of the second quarter, we repurchased a small position in Cemex convertible bonds, which we sold earlier in the year after tightening spreads and a rising equity price pushed the price to our appraisal. More recently, the converts became attractive when investors broadly fled emerging markets, the peso weakened, and the Mexican government paused infrastructure spending. Longer term, we believe Mexico public improvements will increase, and Cemex also will benefit from recovery in the U.S.

Hochtief was another top performer in the first half, adding 14%. The company announced the sale of its airport assets and services business for prices significantly higher than our appraisals of the assets. Management announced its intention to repurchase 6% of the company and to increase Hochtief’s stake in publicly listed Leighton, the Australian construction firm. ACS, the Spanish construction and engineering company, benefitted from the positive news at its Hochtief subsidiary, and appreciated 13% in the second quarter. We trimmed the position as the stock moved higher.

International Fund	Longleaf Partners Funds	¡	21

Brazilian iron ore company Manabi was the largest detractor over both the quarter and first half. We lowered our carrying value after evaluating a variety of factors, including a small ownership stake sold by an investor at our original cost. Management is working to secure the infrastructure needed to enable the company to monetize its high quality iron ore.

Our positions in both Hong Kong and China real estate developer Henderson Land and Hong Kong-based conglomerate Cheung Kong were among the detractors for the first half, declining 4% and 9% respectively. As discussed in last quarter’s letter, these stocks declined due to worries over Chinese and Hong Kong real estate prices, particularly with government efforts to cool property markets with new taxes and regulations. Both companies have an extremely low cost basis in the real estate they own, and only a small portion of their values come from their undeveloped land banks. In early July, the Hong Kong government announced plans to develop agricultural farmland, a move that could greatly increase the long-term value of Henderson, which is a primary land owner in the area. Cheung Kong owns developed real estate, ports, health and beauty retailers, energy and infrastructure assets, and telecommunications businesses around the world. Both we and Chairman Li Ka-Shing bought more Cheung Kong in the quarter.

We took advantage of increased market volatility late in the second quarter by purchasing three new positions and adding to two existing holdings. As discussed above, we bought Cemex Converts. We purchased News Corp, another company we have owned previously. As the company split out the U.S. Fox entertainment business, we had the opportunity to own the remaining strongly financed, premier media assets around the world at an attractive discount. We also bought UGL, which trades at multiples similar to engineering construction businesses. The primary value of this Australian company, however, is in its property services business, DTZ.

We trimmed a number of positive performers in the quarter, including Melco, ACS, Ferrovial, and Nidec, which we fully exited after quarter-end as the stock approached our appraisal. Our small position in this Japanese maker of electric motors rallied 17% in the quarter after management confirmed sales and margin targets following a major restructuring.

Recent volatility has both reduced the Fund’s P/V to the mid-60s% and provided the opportunity to invest in new qualifiers and fill out a few positions. Although the stated cash position appears high at 24%, almost half of the cash offsets leverage inherent in the options and swaps we own, and approximately 5% is set aside for a new name we are buying. We believe the companies we own can outperform over time given the strength of their businesses and their capable management teams. We will take advantage of any additional volatility to enhance our positions, while remaining disciplined on pricing.

YTD, one and five year results outpaced the Index.

22	¡	Semi-Annual Report 2013	International Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2013

	Since Inception 10/26/98	Ten Year	Five Year	One Year	YTD
International Fund	8.35%	5.99%	-0.08%	27.26%	6.13%

EAFE Index	4.10	7.67	-0.63	18.62	4.10

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the EAFE Index is shown with all dividends and distributions reinvested. Because the EAFE was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. This index is unmanaged and is not hedged for foreign currency risk. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The annualized expense ratio for the Longleaf Partners International Fund is 1.28%. The risks associated with an investment in the Longleaf Partners International Fund are detailed in the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, focused geographic risk, and derivatives risk. Funds Distributed by: Rafferty Capital Markets, LLC.

International Fund	Longleaf Partners Funds	¡	23

Portfolio Summary

Portfolio Holdings at June 30, 2013

		Net Assets
Investments		76.1%

Cheung Kong Holdings Limited	6.8

Lafarge S.A.	6.4

Manabi S.A. (Preferred)	5.6

Koninklijke Philips N.V.	5.5

Hochtief AG	5.4

ACS, Actividades de Construccion Y Servicios, S.A.	5.3

Fairfax Financial Holdings Limited	5.1

Melco International Development Limited	4.6

New Newscorp Inc – When Issued	4.4

Genting Berhad	4.3

Ferrovial S.A.	4.1

Nitori Holdings Co., Ltd	3.5

TNT Express NV	3.2

EXOR S.p.A.	3.0

Fiat Industrial S.p.A.	2.5

Vodafone Group plc ADR	2.2

UGL Limited	1.2

CNH Global N.V.	0.9

Henderson Stub Swap Contracts	0.9

Nidec Corporation	0.8

HRT Participacoes em Petroleo S.A.	0.6

Cemex S.A.B. de C.V. (Convertible Bonds)	0.5

Dell Inc. (Options)	(0.7)

Cash, other assets and liabilities, net		23.9

		100.0%

Portfolio Changes

January 1, 2013 Through

June 30, 2013

New Holdings	Quarter
New Newscorp Inc – Class A – When Issued	2Q

New Newscorp Inc – Class B – When Issued	2Q

TNT Express NV	1Q

UGL Limited	2Q

Eliminations
Accor S.A.	1Q

C&C Group plc	1Q

Willis Group Holdings Public Limited Company	1Q

24	¡	Semi-Annual Report 2013	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	Net Assets
Air Freight & Logistics
TNT Express NV (Netherlands)	6,738,270	$50,537,464	3.2%

Construction & Engineering
ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	3,095,615	81,997,976	5.3
Ferrovial S.A. (Spain)(d)	3,971,000	63,473,147	4.1
Hochtief AG (Germany)	1,298,655	84,908,027	5.4
UGL Limited (Australia)	3,041,598	19,249,382	1.2

		249,628,532	16.0

Construction Materials
Lafarge S.A. (France)	1,628,500	100,135,813	6.4

Diversified Financial Services
EXOR S.p.A. (Italy)	1,553,160	45,932,100	3.0

Electrical Equipment
Nidec Corporation (Japan)	174,000	12,140,351	0.8

Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)(d)	20,167,000	66,638,228	4.3
Melco International Development Limited* (Hong Kong)(d)	38,044,000	71,908,386	4.6

		138,546,614	8.9

Industrial Conglomerates
Koninklijke Philips N.V. (Netherlands)	3,156,366	86,051,709	5.5

Insurance
Fairfax Financial Holdings Limited (Canada)	201,500	79,237,763	5.1

Machinery
CNH Global N.V. (Netherlands)	350,000	14,581,000	0.9
Fiat Industrial S.p.A. (Italy)	3,523,660	39,283,768	2.5

		53,864,768	3.4

Media
New Newscorp Inc – Class A – When Issued* (United States)	3,870,100	59,212,530	3.8
New Newscorp Inc – Class B – When Issued* (United States)	651,600	10,021,608	0.6

		69,234,138	4.4

Oil, Gas & Consumable Fuels
HRT Participacoes em Petroleo S.A.* (Brazil)	7,665,550	8,897,651	0.6

Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)(d)	7,816,000	106,013,138	6.8

Specialty Retail
Nitori Holdings Co., Ltd. (Japan)	671,500	54,164,146	3.5

Wireless Telecommunication Services
Vodafone Group plc ADR (United Kingdom)	1,215,997	34,947,754	2.2

Total Common Stocks (Cost $1,019,539,100)		1,089,331,941	69.8

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	25

continued

Preferred Stock

	Share Quantity	Market Value	Net Assets
Metals & Mining
Manabi S.A. Class A Preferred* (Brazil)(b)(c)
Total Preferred Stocks (Cost $90,630,186)	91,000	$87,347,928	5.6%

Corporate Bonds

	Principal Amount
Construction Materials
Cemex S.A.B. de C.V. 3.75% Convertible Subordinated Notes due 3/15/18 (Foreign) (Cost $7,668,594)	6,700,000	8,270,312	0.5

Options Purchased

	Share Equivalents
Computers & Peripherals
Dell Inc. Call, 8/15/16, with Bank of America Merrill Lynch, Strike Price $15.50 (United States) (Cost $35,298,560)	6,476,800	3,652,268	0.2

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 7/1/13, Repurchase price $88,855,074 (Collateral: $92,015,000 U.S. Treasury Note, 2.27% due 2/15/22, Value $90,634,775)	88,855,000	88,855,000	5.7
U.S. Treasury Bills, 0.00% – 0.02% due 7/25/13 to 9/19/13	305,000,000	304,991,155	19.6

Total Short-Term Obligations (Cost $393,841,468)		393,846,155	25.3

Total Investments (Cost $1,546,977,908)(a)		1,582,448,604	101.5
Swap Contracts		13,832,550	0.9
Options Written		(15,249,626)	(0.9)
Forward Currency Contracts		2,380,622	0.2
Other Assets and Liabilities, Net		(24,381,202)	(1.6)
Net Assets		$1,559,030,948	100.0%
Net asset value per share		$14.90

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,602,792,773. Net unrealized appreciation of $35,470,696 consists of unrealized appreciation and depreciation of $199,779,241 and $(164,308,545), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

(d)	All or a portion designated as collateral for forward contracts and options. See Note 9.

(e)	See next page for Options Written.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

26	¡	Semi-Annual Report 2013	International Fund

Portfolio of Investments

Swap Contracts

			Market Value	% of Net Assets
Henderson Stub Swap Contracts with Deutsche Bank due 3/14/17			$13,832,550	0.9%

		Real Estate Management & Development	Oil, Gas & Consumable Fuels
Components of Henderson Stub Swap Contracts		Henderson Land Development Company Limited (Hong Kong)	The Hong Kong and China Gas Company (Hong Kong)	Total
Shares of underlying security		30,461,200	(43,559,516)
Unrealized appreciation(depreciation)		28,417,633	(15,641,764)	12,775,869
Accrued dividends		6,104,807	(3,516,166)	2,588,641
Financing Fee		(1,447,159)	(84,801)	(1,531,960)
Unrealized gain(loss)		33,075,281	(19,242,731)	13,832,550

Options Written

	Share Equivalents	Unrealized Gain	Market Value	% of Net Assets
Computers & Peripherals
Dell Inc. Put, 8/15/16, with Bank of America Merrill Lynch, Strike Price $15.50 (United States) (Premiums received $29,016,064)	(6,476,800)	$13,766,438	$(15,249,626)	(0.9)%

Forward Currency Contracts

	Currency Units Sold
Japanese Yen Forward with State Street Bank due 9/20/13	(5,400,000,000)	2,380,622	(54,468,665)	0.2%

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	27

continued

Country Weightings

	Stocks & Bonds	Net Assets
Hong Kong	15.0%	11.4%

Netherlands	12.8	9.6

Spain	12.3	9.4

France	8.4	6.4

Brazil	8.1	6.2

Italy	7.2	5.5

Germany	7.2	5.4

Canada	6.7	5.1

US	5.8	4.4

Malaysia	5.6	4.3

Japan	5.6	4.3

UK	3.0	2.2

Australia	1.6	1.2

Mexico	0.7	0.5

	100.0%	75.9

All other, net		24.1

		100.0%

See Notes to Financial Statements

28	¡	Semi-Annual Report 2013	Global Fund

Global Fund Management Discussion

Longleaf Partners Global Fund returned -0.96% in the quarter and 2.90% in the first half, trailing MSCI World Index returns of 0.65% and 8.43% in the same periods. A high cash balance in the first quarter and a few company-specific performance declines in the second quarter caused the relative underperformance.

Cumulative Returns at June 30, 2013

	Since Inception	YTD	2Q
Global Fund (Inception 12/27/12)	2.90%	2.90%	-0.96%

MSCI World Index	8.61	8.43	0.65

See page 30 for additional performance information.

Most holdings were positive performers in the quarter and the first half. DIRECTV (DTV) advanced 9% over the last three months and has risen 18% YTD, making it the largest contributor for both periods. CEO Mike White is one of our “all-star” partners. Over time, he and his team have grown ARPU (average revenue per user) for the company’s 20 million U.S. satellite subscribers even as the industry has matured. Management has also made high-return investments in Latin America where subscribers have grown rapidly, making this geographic segment almost half of our DTV appraisal. Management consistently has returned capital to owners through repurchasing undervalued shares, including $1.4 billion in the second quarter.

Bermuda-based reinsurer Everest RE’s 14% year-to-date (YTD) return made it a top performer in the first half. The company improved its earnings and operations, remained disciplined in its underwriting, and saw pricing strength in the half. Management also made significant repurchases of the undervalued stock. Insurance underwriter Fairfax Financial Holdings returned 10% YTD. Fairfax grew net written premiums, improved its overall combined ratio, and saw pricing strength in the recent quarter. The company paid $11 in combined dividends. In June, Fairfax acquired specialty insurance company ASI for $306 million (a value slightly below tangible book) and immediately announced the sale of ASI’s reinsurance business for $59 million. ASI’s expertise should enhance Fairfax’s insurance operations in certain specialty lines of business.

Exor, the Italian Agnelli family’s holding company led by Chairman and CEO John Elkann, added 7% in the quarter and 11% YTD. Exor sold its stake in SGS Testing at a premium to our appraisal value for the unit. The company also authorized a €200 million share repurchase program to take advantage of the market price discount.

Guinness Peat Group (GPG) declined 29% in the quarter and for the first half, making it the largest detractor over both periods. The company announced in May that the UK regulator had not yet settled its open pension inquiry as to how much financial support GPG must provide to three pension schemes, although management had already put aside funds to cover previously estimated support. The stock declined as capital returns were suspended until the inquiry is completed. GPG continues to sell its noncore assets outside of Coats, the world’s leading industrial thread and textile crafts business. Directors at the company bought shares personally after the price decline.

Level 3 was a detractor in the first half, with price falling 9%. The stock declined in the first quarter after reporting lower-than-expected operating income and 2013 guidance. However, the price rebounded 2% in the second quarter after former COO Jeff Storey was appointed the new CEO. We believe he has the right set of skills and experience to deliver solid revenue growth and cash flow.

Global Fund	Longleaf Partners Funds	¡	29

Hong Kong-based conglomerate Cheung Kong was another detractor for the year, after declining 6% in the quarter and 11% YTD. Chairman and CEO Li Ka-Shing owns 42% of the company and increased his stake during the quarter. He has been characterized as the Warren Buffett of Asia due to his successful history of acquiring disparate discounted businesses to build long-term value for shareholders. The stock declined because of worries over Chinese and Hong Kong real estate prices, particularly with government efforts to cool property markets with new taxes and regulations. Cheung Kong has an extremely low cost basis in its real estate, and only a small portion of the value comes from its undeveloped land bank. Cheung Kong owns developed real estate, ports, health and beauty retailers, energy and infrastructure assets, and telecommunications businesses around the world. The company sells for an 8x P/E, trades well below book value, has a 3% dividend yield, and is priced at a significant discount to our appraisal of it various pieces.

We took advantage of the increased market volatility in June to buy News Corp, which we have owned previously in other Longleaf Funds. As the company split out the U.S. Fox entertainment business, we had the opportunity to own the remaining strongly financed, premier media assets around the world at an attractive discount. We added to four other holdings – Philips, Cheung Kong, Level 3, and TNT Express. We sold our small stake in Berkshire Hathaway at a gain in the quarter. Price rallied shortly after we started buying the stock, and we never got a meaningful position.

With 8% of the portfolio in net cash at quarter-end, the Fund has “dry powder” to take advantage of market pricing disruptions or individual qualifying opportunities. The Fund sells for an attractive high-60s% P/V. We own companies with strong market positions, financial strength, and management teams who we believe will drive future value growth.

The Fund sells for an attractive high-60s% P/V.

30	¡	Semi-Annual Report 2013	Global Fund

Performance History

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Returns for the Periods Ended June 30, 2013

	Since Inception 12/27/12	YTD
Global Fund	2.90%	2.90%

MSCI World Index	8.61	8.43

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance and that of the MSCI World Index is shown with all dividends and distributions reinvested. Current performance may be lower or higher than the performance quoted. Please call (800)445-9469 or visit longleafpartners.com for more current performance information. The annualized expense ratio for the Longleaf Partners Global Fund is 1.65% (2.08% before fee waiver). The risks associated with an investment in the Longleaf Partners Global Fund are detailed in the Prospectus. These risks include stock market risk, investment selection risk, corporate ownership risk, non-diversification risk, non-US investment risk, and focused investment risk. Distributed by: Rafferty Capital Markets, LLC.

Global Fund	Longleaf Partners Funds	¡	31

Portfolio Summary

Portfolio Holdings at June 30, 2013

		Net Assets
Investments		91.9%

Fairfax Financial Holdings Limited	6.3

Cheung Kong Holdings Limited	6.3

Level 3 Communications, Inc.	6.2

Chesapeake Energy Corporation	5.9

DIRECTV	5.5

Hochtief AG	5.4

Loews Corporation	5.3

Koninklijke Philips N.V.	4.9

FedEx Corporation	4.7

EXOR S.p.A.	4.7

Genting Berhad	4.5

TNT Express NV	4.4

CNH Global N.V.	4.3

Murphy Oil Corporation	4.3

Everest Re Group, Ltd.	4.3

Mondelez International, Inc.	3.8

Guinness Peat Group Plc	3.0

New Newscorp Inc – When Issued	3.0

The Bank of New York Mellon Corporation	2.8

Henderson Land Development Company Limited	1.5

Melco International Development Limited	0.8

Cash, other assets and liabilities, net		8.1

		100.0%

Portfolio Changes

January 1, 2013 Through

June 30, 2013

New Holdings	Quarter
All positions

Eliminations
Berkshire Hathaway Inc. – Class B	2Q

32	¡	Semi-Annual Report 2013	Global Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	14,407	$1,420,242	4.7%
TNT Express NV (Netherlands)	177,835	1,333,774	4.4

		2,754,016	9.1

Capital Markets
The Bank of New York Mellon Corporation (United States)	29,994	841,332	2.8

Construction & Engineering
Hochtief AG (Germany)	24,608	1,608,908	5.4

Diversified Financial Services
EXOR S.p.A. (Italy)	47,700	1,410,647	4.7

Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	87,527	1,845,069	6.2

Food Products
Mondelez International, Inc. (United States)	39,718	1,133,155	3.8

Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	405,849	1,341,055	4.5
Melco International Development Limited (Hong Kong)	131,388	248,341	0.8

		1,589,396	5.3

Industrial Conglomerates
Koninklijke Philips N.V. (Netherlands)	53,317	1,453,576	4.9

Insurance
Everest Re Group, Ltd. (Bermuda)	10,104	1,295,939	4.3
Fairfax Financial Holdings Limited (Canada)	4,802	1,888,336	6.3
Loews Corporation (United States)	35,615	1,581,306	5.3

		4,765,581	15.9

Machinery
CNH Global N.V. (Netherlands)	31,312	1,304,458	4.3

Media
DIRECTV* (United States)	26,809	1,651,971	5.5
New Newscorp Inc – Class A – When Issued* (United States)	58,300	891,990	3.0

		2,543,961	8.5

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation (United States)	86,400	1,760,832	5.9
Murphy Oil Corporation (United States)	21,408	1,303,533	4.3

		3,064,365	10.2

Real Estate Management & Development
Cheung Kong Holdings Limited (Hong Kong)	138,029	1,872,171	6.3
Henderson Land Development Company Limited (Hong Kong)	75,900	453,088	1.5

		2,325,259	7.8

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	33

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Textiles, Apparel & Luxury Goods
Guinness Peat Group Plc* (New Zealand)	2,527,300	$900,921	3.0%

Total Common Stocks (Cost $27,033,436)		27,540,644	91.9

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.01% due 7/1/13, Repurchase price $3,463,003 (Collateral: $3,590,000 U.S. Treasury Note, 1.04% due 5/31/17, Value $3,532,818)	3,463,000	3,463,000	11.6

Total Investments (Cost $30,496,436)(a)		31,003,644	103.5
Other Assets and Liabilities, Net		(1,040,911)	(3.5)
Net Assets		$29,962,733	100.0%
Net asset value per share		$10.29

*	Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $507,208 consists of unrealized appreciation and depreciation of $1,272,279 and $(765,071), respectively.

Country Weightings

	Common Stocks	Net Assets
United States	45.1%	41.5%

Netherlands	14.9	13.6

Hong Kong	9.3	8.6

Canada	6.9	6.3

Germany	5.8	5.4

Italy	5.1	4.7

Malaysia	4.9	4.5

Bermuda	4.7	4.3

New Zealand	3.3	3.0

	100.0%	91.9

All other, net		8.1

		100.0%

See Notes to Financial Statements

34	¡	Semi-Annual Report 2013

Statements of Assets and Liabilities	at June 30, 2013 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets

Investments:
Affiliated securities, at market value (cost $1,091,511,319, $1,150,119,369, $90,630,186, and $0 respectively) (Note 2 and 7)	$894,858,012	$1,379,467,379	$87,347,928	$–

Other securities, at market value (cost $5,813,617,682, $2,331,924,967, $1,458,347,722, and $30,496,436 respectively) (Note 2)	6,827,927,088	2,602,626,145	1,495,100,676	31,003,644

Total Investments	7,722,785,100	3,982,093,524	1,582,448,604	31,003,644

Cash	708	680	644	309

Restricted cash (Note 9)	–	–	34,070,000	–

Receivable for:

Fund shares sold	2,253,425	7,352,865	350,460	5,000

Dividends and interest	4,927,998	5,741,897	1,638,312	18,500

Securities sold	2,580,258	5,104,297	12,719,956	–

Swap contracts (Note 12)	–	–	13,832,550	–

Forward currency contracts (Note 12)	–	–	2,380,622	–

Foreign tax reclaims	–	–	668,675	4,683

Investment counsel fee waiver (Note 3)	–	–	–	59,235

Prepaid assets	55,291	22,846	11,452	–

Total Assets	7,732,602,780	4,000,316,109	1,648,121,275	31,091,371

Liabilities

Payable for:
Securities purchased	–	7,062,500	71,566,346	907,820

Fund shares redeemed	15,346,174	4,165,590	542,208	–

Options written (premiums received $29,016,064) (Note 12)	–	–	15,249,626	–

Investment counsel fee (Note 3)	4,978,576	2,565,403	1,388,745	153,627

Administration fee (Note 4)	652,851	331,095	130,655	13,656

Other accrued expenses	649,394	169,633	212,747	53,535

Total Liabilities	21,626,995	14,294,221	89,090,327	1,128,638

	$7,710,975,785	$3,986,021,888	$1,559,030,948	$29,962,733

Net Assets
Net assets consist of:

Paid-in capital	6,639,358,301	2,919,365,304	1,498,198,672	29,457,126

Undistributed net investment income (loss)	30,492,730	(1,377,838)	6,537,430	(18,509)

Accumulated net realized gain (loss) on investments and foreign currency	223,468,655	567,985,234	(11,180,037)	16,893

Unrealized gain on investments and foreign currency	817,656,099	500,049,188	65,474,883	507,223

Net Assets	$7,710,975,785	$3,986,021,888	$1,559,030,948	$29,962,733

Net asset value per share	$28.93	$33.19	$14.90	$10.29

Fund shares issued and outstanding	266,548,677	120,115,044	104,616,766	2,912,415

See Notes to Financial Statements

Longleaf Partners Funds	¡	35

Statements of Operations	For the Six Months Ended June 30, 2013 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:

Income:

Dividends from non-affiliates (net of foreign tax withheld of $2,393,738, $688,050, $1,216,711, and $12,794 respectively)	$54,820,794	$7,855,661	$13,995,006	$209,508

Dividends from affiliates (no foreign tax withheld) (Note 7)	1,673,836	6,802,319	–	–

Interest from non-affiliates	3,701,052	199,466	794,071	345

Interest from affiliates (Note 7)	–	1,391,369	–	–

Total Income	60,195,682	16,248,815	14,789,077	209,853

Expenses:

Investment counsel fee (Note 3)	30,716,780	15,056,774	8,547,623	153,627

Administration fee (Note 4)	4,029,452	1,941,451	805,173	13,656

Transfer agent fees and expenses	1,161,558	283,817	249,881	3,359

Prospectus and shareholder reports	380,348	87,774	56,780	14,877

Trustees’ fees and expenses	254,144	128,313	128,313	19,836

Custodian fees and expenses	98,088	12,793	338,198	11,801

Professional fees	41,653	41,653	47,107	41,654

Registration fees	432,374	16,712	61,017	18,895

Other	131,396	57,366	33,810	6,860

	37,245,793	17,626,653	10,267,902	284,565

Expense reimbursement (Note 3)	–	–	–	(59,235)

Net expenses after reimbursement	37,245,793	17,626,653	10,267,902	225,330

Net Investment Income (Loss)	22,949,889	(1,377,838)	4,521,175	(15,477)

Realized and Unrealized Gain(loss):

Net realized gain(loss):

Non-affiliated securities	468,216,687	306,898,309	96,152,462	16,893

Affiliated securities (Note 7)	46,358,606	181,164,641	–	–

Options written (Note 12)	991,760	–	–	–

Forward currency contracts (Note 12)	–	–	5,448,837	–

Foreign currency transactions	119,361	–	(35,128)	(3,032)

Net Gain	515,686,414	488,062,950	101,566,171	13,861

Change in unrealized appreciation(depreciation):

Securities	209,232,349	38,631,367	(30,728,366)	507,210

Forward currency contracts (Note 12)	–	–	1,220,026	–

Options written (Note 12)	–	–	27,606,065	–

Swap contracts (Note 12)	–	–	(9,932,758)	–

Other assets and liabilities	–	–	4,191	15

Change in Net Unrealized Appreciation (Depreciation)	209,232,349	38,631,367	(11,830,842)	507,225

Net Realized and Unrealized Gain	724,918,763	526,694,317	89,735,329	521,086

Net Increase in Net Assets Resulting from Operations	$747,868,652	$525,316,479	$94,256,504	$505,609

See Notes to Financial Statements

36	¡	Semi-Annual Report 2013

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations:

Net investment income(loss)	$22,949,889	$73,834,948	$(1,377,838)	$2,321,218

Net realized gain(loss) from investments and foreign currency transactions	515,686,414	919,351,525	488,062,950	309,509,649

Net change in unrealized appreciation(depreciation) of securities, other assets, liabilities and forwards	209,232,349	252,802,824	38,631,367	362,423,458

Net increase (decrease) in net assets resulting from operations	747,868,652	1,245,989,297	525,316,479	674,254,325

Distributions to Shareholders:

From net investment income	–	(78,165,018)	–	(2,321,218)

From net realized gain on investments	–	(1,118,819,567)	–	(230,227,027)

Net decrease in net assets resulting from distributions	–	(1,196,984,585)	–	(232,548,245)

Capital Share Transactions (Note 6):

Net proceeds from sale of shares	276,077,522	649,548,254	379,590,929	301,300,827

Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	1,110,915,679	–	215,308,384

Cost of shares redeemed	(1,008,280,745)	(2,067,956,010)	(303,685,022)	(611,339,157)

Net increase(decrease) in net assets from fund share transactions	(732,203,223)	(307,492,077)	75,905,907	(94,729,946)

Total increase(decrease) in net assets	15,665,429	(258,487,365)	601,222,386	346,976,134

Net Assets:
Beginning of period	7,695,310,356	7,953,797,721	3,384,799,502	3,037,823,368

End of period	$7,710,975,785	$7,695,310,356	$3,986,021,888	$3,384,799,502

Undistributed net investment income(loss) included in net assets at end of period	$30,487,851	$7,423,480	$(1,377,838)	$–

See Notes to Financial Statements

Longleaf Partners Funds	¡	37

International Fund		Global Fund
Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

$4,521,175	$27,738,702	$(15,477)	$(2)

101,566,171	(54,314,054)	13,861	–

(11,830,842)	316,489,516	507,225	–

94,256,504	289,914,164	505,609	(2)

–	(25,376,933)	–	–

–	(14,628,946)	–	–

–	(40,005,879)	–	–

83,476,140	105,464,131	30,826,449	10,000

–	36,026,754	–	–

(122,741,367)	(458,515,934)	(1,379,323)	–

(39,265,227)	(317,025,049)	29,447,126	10,000

54,991,277	(67,116,764)	29,952,735	9,998

1,504,039,671	1,571,156,435	9,998	–

$1,559,030,948	$1,504,039,671	$29,962,733	$9,998

$6,537,430	$2,051,383	$(18,509)	$–

See Notes to Financial Statements

38	¡	Semi-Annual Report 2013

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and the Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds	¡	39

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

When-Issued Securities

The Funds may trade on a when-issued basis when a security has been authorized but not yet issued. In a when-issued transaction, securities are purchased or sold but delivery or settlement is delayed until the underlying stock is issued. Transactions in when-issued securities are subject to market fluctuations and risk of loss prior to settlement. Their value is determined in the same manner as other securities.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of

40	¡	Semi-Annual Report 2013

Notes to Financial Statements

securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds.

The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement will be accrued daily, offset against any amounts owed to the Fund.

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the

Longleaf Partners Funds	¡	41

use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features on Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%

In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%

In excess of $500 million	1.00%

42	¡	Semi-Annual Report 2013

Notes to Financial Statements

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

The Global Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.125%

In excess of $500 million	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.65% of average annual net assets. A reduction of $59,235 was applied during the period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$1,281,006,896	$2,297,091,708

Small-Cap Fund	65,589,993	1,230,412,096

International Fund	226,093,387	463,987,327

Global Fund	27,130,056	113,513

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		International Fund
	Share Equiva lents	Premiums	Share Equiva lents	Premiums
Options outstanding at December 31, 2012	–	$–	6,476,800	$29,016,064

Options written	436,920	1,546,648	–	–

Options closed	(436,920)	(1,546,648)	–	–

Options outstanding at June 30, 2013	–	$–	6,476,800	$29,016,064

Longleaf Partners Funds	¡	43

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2013
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	9,553,777	12,179,560	5,564,285	3,045,387

Shares redeemed	(34,593,400)	(9,284,440)	(8,066,493)	(133,972)

	(25,039,623)	2,895,120	(2,502,208)	2,911,415

	Year Ended December 31, 2012
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	22,820,434	10,779,942	8,434,480	1,000

Reinvestment of shareholder distributions	43,079,454	7,791,685	2,639,352	–

Shares redeemed	(72,791,079)	(21,748,786)	(35,954,602)	–

	(6,891,191)	(3,177,159)	(24,880,770)	1,000

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares(a) at June 30, 2013	Market Value at
		June 30, 2013	December 31, 2012
Partners Fund

CONSOL Energy Inc.	12,583,000	$340,999,300	$403,914,300

Level 3 Communications, Inc.*	15,026,565	316,759,990	347,263,917

Vulcan Materials Company(d)	4,897,722	237,098,722	371,564,286

		894,858,012	1,122,742,503

Small-Cap Fund

DineEquity, Inc.*	1,308,254	90,099,453	168,259,177

Quicksilver Resources Inc.*	22,680,692	38,103,562	70,318,820

Quicksilver Resources Inc., 7.125% Senior Notes due 4/1/16	14,562,000	12,887,370	11,722,410

Saks Incorporated*(d)	6,987,442	95,308,709	151,853,735

Saks Incorporated 7.5% Convertible Notes due 12/1/13(d)	14,051,000	34,591,806	26,635,427

Service Corporation International(d)	2,499,321	45,062,758	167,265,339

Texas Industries, Inc.*	7,510,757	489,250,711	383,123,714

Vail Resorts, Inc.	3,317,000	204,061,840	179,416,530

The Washington Post Company – Class B	428,000	207,053,560	156,309,880

The Wendy’s Company	27,967,000	163,047,610	131,444,900

		1,379,467,379	1,446,349,932

International Fund

Manabi S.A. Class A Preferred*	91,000	$87,347,928	$113,211,111

44	¡	Semi-Annual Report 2013

Notes to Financial Statements

	Purchases	Sales	Dividend or Interest Income(b)
Partners Fund

CONSOL Energy Inc.	$–	$–	$1,572,875

Level 3 Communications, Inc.*	–	–	–

Vulcan Materials Company(d)	–	126,323,392	100,961

	–	126,323,392	1,673,836

Small-Cap Fund

DineEquity, Inc.*	–	87,761,446	2,498,778

Quicksilver Resources Inc.*	–	3,259,590	–

Quicksilver Resources Inc., 7.125% Senior Notes due 4/1/16	–	–	868,378	(c)

Saks Incorporated*(d)	–	116,190,978	–

Saks Incorporated 7.5% Convertible Notes due 12/1/13(d)	–	–	522,991	(c)

Service Corporation International(d)	–	162,350,657	689,626

Texas Industries, Inc.*	–	–	–

Vail Resorts, Inc.	–	–	1,376,555

The Washington Post Company – Class B	–	–	–

The Wendy’s Company	–	–	2,237,360

	–	369,562,671	8,193,688

International Fund

Manabi S.A. Class A Preferred*	$–	$–	$–

*	Non-income producing

(a)	Common stock unless otherwise noted.

(b)	Dividend income unless otherwise noted.

(c)	Interest income.

(d)	Not an afffiliate at the end of the period.

Note 8. Illiquid Securities

The Small-Cap Fund owned 1,010,513 Class A common stock in the Tribune Company. These shares were received in the emergence of Tribune from Chapter 11 bankruptcy. Of these shares, 115,459 valued at $6,569,617 have not yet settled into the Fund’s custody account. Since these shares cannot be sold until settled, they have been deemed illiquid. These shares represent 0.16% of the Fund’s net assets at June 30, 2013.

The International Fund owns 91,000 shares of Manabi S.A. Class A Preferred. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Prior to an initial public offering, shares are subject to other selling restrictions such as a right of first offer for the benefit of other shareholders. Further, upon an initial public offering, it is anticipated that the shares will be subject to a post-offering lock up period as required by underwriters, the BM&FBOVESPA or Brazil’s CVM. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares represent 5.6% of the International Fund’s net assets at June 30, 2013 and are valued using procedures adopted by the Board of Trustees (See Note 2).

Longleaf Partners Funds	¡	45

Note 9. Collateral

Securities and restricted cash with the following aggregate value were designated to collateralize forward contracts and options at June 30, 2013.

International Fund	$178,602,421

Note 10. Related Ownership

At June 30, 2013, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund
Partners Fund	20,662,030	7.8%

Small-Cap Fund	10,179,355	8.5

International Fund	21,981,988	21.0

Global Fund	2,452,644	84.2

Note 11. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

46	¡	Semi-Annual Report 2013

Notes to Financial Statements

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2013 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund

Common Stock	$6,707,720,725	$–	$–	$6,707,720,725

Preferred Stock	–	105,321,375	–	105,321,375

Corporate Bonds	–	41,968,750	–	41,968,750

Short-Term Obligations	867,774,250	–	–	867,774,250

Total	7,575,494,975	147,290,125	–	7,722,785,100

Small-Cap Fund

Common Stock	2,330,003,858	–	–	2,330,003,858

Corporate Bonds	–	47,479,176	–	47,479,176

Short-Term Obligations	1,604,610,490	–	–	1,604,610,490

Total	3,934,614,348	47,479,176		3,982,093,524

International Fund

Common Stock	1,089,331,941	–	–	1,089,331,941

Preferred Stock	–	–	87,347,928	87,347,928

Corporate Bonds	–	8,270,312	–	8,270,312

Options Purchased	–	3,652,268	–	3,652,268

Options Written	–	(15,249,626)	–	(15,249,626)

Short-Term Obligations	393,846,155	–	–	393,846,155

Swaps	–	13,832,550	–	13,832,550

Forward Currency Contracts	2,380,622	–	–	2,380,622

Total	1,485,558,718	10,505,504	87,347,928	1,583,412,150

Global Fund

Common Stock	27,540,644	–	–	27,540,644

Short-Term Obligations	3,463,000	–	–	3,463,000

Total	$31,003,644	$–	$–	$31,003,644

Certain foreign securities are fair valued by utilizing an external pricing service in the event of significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Between December 31, 2012 and June 30, 2013, application of these valuation procedures triggered reclassification from Level 2 to Level 1 of $394,133,408, and $911,177,164 in the Partners and International Funds, respectively.

The Level 3 holdings at June 30, 2013 are valued by taking into account company specific developments and other relevant factors. These other factors include: transactions in company shares; the value assigned to the investment in any subsequent capital raises; broker quotes, if available; trading multiples of comparable public companies, and other significant events (e.g., government action or natural disaster) that could impact values.

Longleaf Partners Funds	¡	47

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2013:

Level 3 Holdings	International Fund
Fair value beginning of period	$113,211,111

Unrealized loss	(25,863,183)

Fair value at June 30, 2013	$87,347,928

Note 12. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

•	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

•	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

•	Purchased call options are sometimes used in tandem with written put options, to create long synthetic exposure to the underlying security.

With both purchased call options (sometimes in tandem with written put options) the Funds get exposure to the stock without tying up cash.

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

The following is a summary of the location of derivative instruments in the Funds’ financial statements at June 30, 2013:

	Statement of Assets and Liabilities
Derivative	Location	International Fund
Options purchased	Other securities, at market value	$3,652,268

Swap contracts	Receivable for swap contracts	13,832,550

Forward currency contracts	Receivable for forward currency contracts	2,380,622

Options written	Payable for options written	(15,249,626)

		$4,615,814

The Partners, Small-Cap and Global Funds held no derivatives at June 30, 2013.

48	¡	Semi-Annual Report 2013

Notes to Financial Statements

	Impact of Derivatives on Statement of Operations
	Partners Fund	International Fund
Net realized gain:

Options written	$991,760	$–

Forward currency contracts	–	5,448,837

	991,760	5,448,837

Change in unrealized appreciation(depreciation):

Options purchased	106,377,091	(6,204,127)

Options written	–	27,606,065

Swap contracts	–	(9,932,758)

Forward currency contracts		1,220,026

	$106,377,091	$12,689,206

For the period ended June 30, 2013, the average volume of derivative activities were as follows:

	Options Purchased Cost	Options Written Premiums	Swap Contracts Value	Forwards Currency Contracts Unrealized
Partners Fund	$152,055,065	$441,900	$–	$–

International Fund	35,298,560	29,016,064	18,454,571	2,069,504

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Longleaf Partners Funds	¡	49

As of June 30, 2013, the International Fund held written options with credit related contingent features which had liability positions. If a contingent feature in the master agreement would have been triggered, the Fund could have been required to pay this amount to its counterparty. In addition, the Fund had posted securities and cash as collateral to cover the net liability of these options which could be used to reduce the required payments.

International Fund
Liability for options written	$15,249,626

Collateral segregated for benefit of counterparty	$34,070,000

50	¡	Semi-Annual Report 2013

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund

Six Months Ended June 30, 2013 (Unaudited)	$26.39	$0.09	$2.45	$2.54	$–	$–

Year Ended December 31,

2012	26.65	0.31	3.95	4.26	(0.27)	(4.25)

2011	28.26	0.12	(0.91)	(0.79)	(0.13)	(0.69)

2010	24.09	0.07	4.24	4.31	(0.14)	–

2009	15.69	0.06	8.35	8.41	(0.01)	–

2008	33.16	0.03	(16.80)	(16.77)	(0.03)	(0.67)

Small-Cap Fund

Six Months Ended June 30, 2013 (Unaudited)	28.88	(0.01)	4.32	4.31	–	–

Year Ended December 31,

2012	25.23	0.03	5.67	5.70	(0.03)	(2.02)

2011	26.52	0.04	0.45	0.49	(0.01)	(1.77)

2010	21.77	0.03	4.83	4.86	(0.11)	–

2009	14.58	0.08	7.11	7.19	–	–

2008	27.04	0.08	(11.97)	(11.89)	(0.08)	(0.44)

International Fund

Six Months Ended June 30, 2013 (Unaudited)	14.04	0.04	0.82	0.86	–	–

Year Ended December 31,

2012	11.90	0.26	2.25	2.51	(0.24)	(0.13)

2011	15.34	0.17	(3.28)	(3.11)	(0.21)	(0.12)

2010	13.66	0.12	1.75	1.87	(0.19)	–

2009	11.09	0.07	2.50	2.57	–	–

2008	19.78	0.04	(7.93)	(7.89)	(0.04)	(0.74)

Global Fund

Six Months Ended June 30, 2013 (Unaudited)	10.00	(0.01)	0.30	0.29	–	–

Inception December 27, 2012 to December 31, 2012	10.00	–	–	–	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. For the Global Fund, the expense ratio before waiver was 2.08% and 96.24%, respectively.

Longleaf Partners Funds	¡	51

Distri- butions from Return of Capital	Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$–	$28.93	9.62%	$7,710,976	0.92%	0.28%	18.23%

–	(4.52)	26.39	16.53	7,695,310	0.91	0.90	25.53

–	(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	23.55

–	(0.14)	28.26	17.89	8,584,963	0.91	0.23	36.72

–	(0.01)	24.09	53.60	8,039,189	0.91	0.26	28.54

–	(0.70)	15.69	(50.60)	5,788,782	0.90	0.14	29.68

–	–	33.19	14.92	3,986,022	0.91	(0.04)	2.32

–	(2.05)	28.88	22.96	3,384,800	0.92	0.04	16.09

–	(1.78)	25.23	1.79	3,037,823	0.92	–	37.33

–	(0.11)	26.52	22.32	3,056,707	0.93	0.14	16.67

–	–	21.77	49.31	2,500,501	0.95	0.45	12.93

(0.05)	(0.57)	14.58	(43.90)	1,803,685	0.93	0.37	22.61

–	–	14.90	6.13	1,559,031	1.28	0.28	17.92

–	(0.37)	14.04	21.23	1,504,040	1.29	0.84	22.59

–	(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87

–	(0.19)	15.34	13.69	2,211,191	1.38	0.76	27.80

–	–	13.66	23.17	2,165,459	1.59	0.55	20.15

(0.02)	(0.80)	11.09	(39.60)	2,041,338	1.60	0.27	43.94

–	–	10.29	2.90	29,963	1.65	(0.06)	0.57

–	–	10.00	0.00	10	1.65	0.00	0.00

52	¡	Semi-Annual Report 2013

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2012 and held through June 30, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Ongoing Expenses and Actual Fund Returns

for the Period December 31, 2012 to June 30, 2013

	Partners	Small-Cap	International	Global
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,096.24	1,149.24	1,061.25	1,029.00

Expenses Paid During Period*	4.78	4.85	6.54	8.30

Annualized Expense Ratio for Period	0.92%	0.91%	1.28%	1.65	%(a)

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

(a)	Shown net of fee waiver.

Longleaf Partners Funds	¡	53

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

Ongoing Expenses and Hypothetical 5% Return

for the Period December 31, 2012 to June 30, 2013

	Partners	Small-Cap	International	Global
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value	1,020.23	1,020.28	1,018.45	1,016.61

Expenses Paid During Period*	4.61	4.56	6.41	8.25

Annualized Expense Ratio for Period	0.92%	0.91%	1.28%	1.65	%(a)

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

(a)	Shown net of fee waiver.

Longleaf Partners Funds	¡	55

Fund Information

The following additional information may be obtained for free by calling (800)445-9469, Option 1, or visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the

SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Please call (800) SEC-0330 for information on the operation of the Public Reference Room.

In addition to Form N-Q, Longleaf publishes reports for each calendar quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	¡	57

Service Directory

Call (800)445-9469

Fund Information  ¡  Option 1

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Daily Fund Prices  ¡  Option 2

For automated reporting 24 hours a day, seven days a week.

Account Information  ¡  Option 3

For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

Shareholder Inquiries  ¡  Option 0

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800)445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open

Sm-Cap	LLSCX	543069207	134	Closed 7/31/97

Intl	LLINX	543069405	136	Open

Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2013 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 14, 2013

By	/s/ Julie M. Bishop
Julie M. Bishop
Mutual Fund CFO & Principal, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 14, 2013

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.